                                                                   Exhibit 10-CP



                                 AMENDMENT NO. 1

                                     TO THE

                                U.S. $900,000,000

                                CREDIT AGREEMENT

                           DATED AS OF MARCH 11, 1998


                  THIS AMENDMENT NO. 1, dated as of February 15, 2000 (this "Amendment No. 1") to the Credit Agreement, dated as of March 11, 1998 (the "Agreement") among Columbia Energy Group, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders listed on the signature page of the Agreement (collectively, the "Lenders") and Citibank N.A., as administrative and syndication agent for the Lenders, evidences the agreement of the parties as follows:

                  WHEREAS, the Borrower and the Required Lenders desire to amend the Agreement in accordance with Section 8.01 thereof.

                  NOW, THEREFORE, in consideration of the foregoing and the respective covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                  SECTION 1. Amendment to Agreement.

                  Section 6.01(h) of the Agreement is amended to delete the following text therefrom:

                  "(iii) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise (excluding employment contracts with officers of the Borrower) or shall have entered into a contract or arrangement (excluding employment contracts with officers of the Borrower), that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Borrower; or"

                  SECTION 2. Capitalized Terms. Capitalized terms used but not otherwise defined in this Amendment No. 1 shall have the respective meanings ascribed to such terms in the Agreement.

                  SECTION 3. Execution in Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

                  SECTION 4. Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with the laws of the State of New York.

                  SECTION 5. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court for any thereof, in any action or proceeding arising out of or relating to this Agreement or the Notes, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the Notes in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Notes in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  SECTION 6. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                     COLUMBIA ENERGY GROUP

                                     By:      /s/ Michael W. O'Donnell
                                              ______________________________
                                              Name:  Michael W. O'Donnell
                                              Title: Senior Vice President
                                                     Chief Financial Officer


                                     SALOMON SMITH BARNEY INC.
                                              as Arranger and Book Manager

                                     By:      /s/ J. Christopher Lyons
                                              ______________________________
                                              Name:  J. Christopher Lyons
                                              Title: Attorney-in-Fact


                                     CITIBANK, N.A.
                                        as Administrative and Syndication Agent

                                     By:      /s/ J. Christopher Lyons
                                              ______________________________
                                              Name:  J. Christopher Lyons
                                              Title: Attorney-in-Fact

                             Lenders

                                     CITIBANK, N.A.

                                     By:      /s/ J. Christopher Lyons
                                              ______________________________
                                              Name:  J. Christopher Lyons
                                              Title: Attorney-in-Fact


                                     THE CHASE MANHATTAN BANK

                                     By:      /s/ Steven Wood
                                              ______________________________
                                              Name:  Steven Wood
                                              Title: Vice President

                                     PNC BANK, NATIONAL ASSOCIATION

                                              By:  /s/ Thomas A. Majeski
                                              ______________________________
                                              Name:  Thomas A. Majeski
                                              Title: Vice President


                                     BANK OF MONTREAL

                                              By:  /s/ Ian M. Plester
                                              ______________________________
                                              Name:  Ian M. Plester
                                              Title: Director


                                     CANADIAN IMPERIAL BANK OF COMMERCE

                                              By:  /s/ M. Beth Miller
                                              ______________________________
                                              Name:  M. Beth Miller
                                              Title: Authorized Signatory


                                     FIRST UNION NATIONAL BANK

                                              By:  /s/ Michael J. Kolosowsky
                                              ______________________________
                                              Name:  Michael J. Kolosowsky
                                              Title: Vice President


                                     BANKERS TRUST COMPANY

                                              By:
                                              ______________________________
                                              Name:
                                              Title:


                                     BANK ONE

                                              By:    /s/ George R. Schanz
                                              ______________________________
                                              Name:  George R. Schanz
                                              Title: First Vice President

                                     MORGAN GUARANTY
                                              TRUST COMPANY OF NEW YORK

                                              By:    /s/ Robert Bottamedi
                                              ______________________________
                                              Name:    Robert Bottamedi
                                              Title:   Vice President


                                     ALLFIRST BANK

                                              By:    /s/ Shaun E. Murphy
                                              ______________________________
                                              Name:  Shaun E. Murphy
                                              Title: Senior Vice President


                                     NATIONAL CITY BANK

                                              By:    /s/ Gregory D. Miller
                                              ______________________________
                                              Name:  Gregory D. Miller
                                              Title: Vice President


                                     COMMERZBANK AG,
                                              NEW YORK BRANCH

                                              By:    /s/ Andrew Kjoller
                                                         Timothy Chin
                                              ______________________________
                                              Name:  Andrew Kjoller
                                                     Timothy Chin
                                              Title: Assistant Vice President


                                     NATIONSBANK, N.A.

                                              By:    /s/ Paula Z. Kramp
                                              ______________________________
                                              Name:  Paula Z. Kramp
                                              Title: Principal


                                     ARAB BANK, PLC

                                              By:
                                              ______________________________
                                              Name:
                                              Title:

                               THE BANK OF NOVA SCOTIA

                                        By:    /s/ F.C.H. Ashby
                                        ______________________________
                                        Name:  F.C.H. Ashby
                                        Title: Senior Manager Loan Operations

                                BANK OF TOKYO-MITSUBISHI
                                        TRUST COMPANY


                                        By:    /s/ Nicholas R. Battista
                                        ______________________________
                                        Name:  Nicholas R. Battista
                                        Title: Vice President


                               CREDIT AGRICOLE

                                        By:
                                        ______________________________
                                        Name:
                                        Title:

                                CRESTAR BANK

                                        By:    /s/ Nancy R. Petrash
                                        ______________________________
                                        Name:  Nancy R. Petrash
                                        Title: Senior Vice President


                               BANCA MONTE DEI PASCHI DI SIENA, S.p.A.

                                        By:
                                        ______________________________
                                        Name:
                                        Title:


                               SOCIETE GENERALE

                                        By:    /s/ Gordon R. Eadon
                                        ______________________________
                                        Name:  Gordon R. Eadon
                                        Title: Director

                                     UNION BANK OF CALIFORNIA

                                              By:    /s/ David Musicant
                                              ______________________________
                                              Name:  David Musicant
                                              Title: Vice President